SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 18, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-18)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits



Item 601 (a)
of Regulation S-K
Exhibit No.                        Description
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 EX-23 Consent of PricewaterhouseCoopers LLP, independent Certified Public Accountants of MBIA Inc. and Subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2001-18

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 18, 2001

                               INDEX TO EXHIBITS


Exhibit No.                        Description
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 EX-23 Consent of PricewaterhouseCoopers LLP, independent Certified Public Accountants of MBIA Inc. and Subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2001-18